SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2017
Disclosure of significant accounting policies [Abstract]
Basis of preparation of the financial statements
a.	Basis of preparation of the financial statements

(1)	Basis of preparation

The consolidated financial statements of the Company ("the financial statements") have been prepared in accordance with International Financial Reporting Standards (IFRSs), as issued by the International Accounting Standards Board (IASB).

The principal accounting policies set out below have been consistently applied to all periods presented unless otherwise stated.

(2)	Use of estimates and judgments

The preparation of financial statements in conformity with IFRS requires the use of certain critical accounting estimates, and requires management to exercise its judgment in the process of applying the Group's accounting policies. Areas involving a higher degree of judgment or complexity, or areas where assumptions and estimates are significant to the financial statements are disclosed in note 4.

Foreign currency translations
b.	Foreign currency translations

(1)	Functional and presentation currency

The consolidated financial statements are measured and presented in New Israeli Shekels ("NIS"), which is the Group's functional and presentation currency as it is the currency of the primary economic environment in which the Group operates. The amounts presented in NIS millions are rounded to the nearest NIS million.

(2)	Transactions and balances

Foreign currency transactions are translated into NIS using the exchange rates prevailing at the dates of the transactions or valuation where items are re-measured. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the income statement in finance costs, net.

(3)	Convenience translation into U.S. Dollars (USD or $ or dollar)

The NIS figures at December 31, 2017 and for the period then ended have been translated into dollars using the representative exchange rate of the dollar at December 31, 2017 (USD 1 = NIS 3.467). The translation was made solely for convenience, is supplementary information, and is distinguished from the financial statements. The translated dollar figures should not be construed as a representation that the Israeli currency amounts actually represent, or could be converted into, dollars.

Interests in other entities
c.	Interests in other entities

(1)	Subsidiaries

The consolidated financial statements include the accounts of the Company and entities controlled by the Company. Control exists when the Company has the power over the investee; has exposure, or rights, to variable returns from involvement in the investee; and has the ability to use its power over the investee to affect its returns. Subsidiaries and partnerships are fully consolidated from the date on which control is transferred to the Company.

Inter-company transactions, balances, income and expenses on transactions between Group companies are eliminated in preparing the consolidated financial statements.

List of wholly owned Subsidiaries and partnerships:

012 Smile Telecom Ltd.
012 Telecom Ltd.
Partner Land-Line Communication Solutions - Limited Partnership
Partner Future Communications 2000 Ltd. ("PFC")
Partner Communication Products 2016 - Limited Partnership
Partner Business Communications Solution - Limited Partnership – not active

(2)	Investment in PHI

In November 2013, the Company and Hot Mobile Ltd entered into a network sharing agreement ("NSA") and a right of use agreement. Pursuant to the NSA, the parties created a 50-50 limited partnership - P.H.I. Networks (2015) Limited Partnership ("PHI"), which operates and develops a radio access network shared by both parties, starting with a pooling of both parties' radio access network infrastructures creating a single shared pooled radio access network. PHI began its operations in July 2015, managing the networks. See also note 9.

As described in note 4(b)(3) the Company does not control PHI nor does it have joint control over it, and the Company accounts for its investment in PHI according to the equity method as PHI is considered an associate. An associate is an entity over which the group has significant influence but not control. Investment in associate is accounted for using the equity method of accounting. Under the equity method, the investment is initially recognized at cost, and adjusted thereafter to recognize the investor’s share of the post-establishment profits or losses of the investee in profit or loss, and the group’s share of movements in other comprehensive income of the investee in other comprehensive income.

Unrealized gains on transactions between the Group and the associate are eliminated to the extent of the Group’s interest in these entities. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred.

See also note 26(d) for information about transactions and balances with respect to the investment in PHI – as a related party.

Inventories
d.	Inventories

Inventories of equipment: cellular handsets and fixed telephones, tablets, laptops, datacards, servers, spare parts, ISP modems, related equipment, accessories and other inventories are stated at the lower of cost or net realizable value. Cost is determined on the "first-in, first-out" basis. The Group determines its allowance for inventory obsolescence and slow moving inventory based upon past experience, expected inventory turnover, inventory ageing and current and future expectations with respect to product offerings.

Property and equipment
e.	Property and equipment

Property and equipment are initially stated at cost.

Costs are included in the assets' carrying amounts or recognized as separate assets, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. All other repairs and maintenance that do not meet the above criteria are charged to the statement of income during the financial period in which they are incurred.

Costs include expenditures that are directly attributable to the acquisition of the asset. The cost of self-constructed assets includes the cost of materials and direct labor, any other costs directly attributable to bringing the asset to a working condition for its intended use, and the costs of dismantling and removing the items and restoring the site on which they are located.

Changes in the obligation to dismantle and remove assets on sites and to restore the sites, on which they are located, other than changes deriving from the passing of time, are added or deducted from the cost of the assets in the period in which they occur. The amount deducted from the cost of the asset shall not exceed the balance of the carrying amount on the date of change, and any balance is recognized immediately in profit or loss, See (m)(2).

Purchased software that is integral to the functionality of the related equipment is capitalized as part of that equipment.

Property and equipment is presented less accumulated depreciation, and accumulated impairment losses. An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount (see (i)).

Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, as follows:

years
Communications network:
Physical layer and infrastructure	10 - 25 (mainly 15, 10)
Other Communication network	3 - 15 (mainly 5, 10, 15)
Computers, software and hardware for information systems	3-10 (mainly 3-5)
Office furniture and equipment	7-15
Optic fibers and related assets	7-25 (mainly 20)
Subscribers equipment and installations	2 - 4
Property	25

Leasehold improvements are depreciated by the straight-line method over the term of the lease (including reasonably assured option periods), or the estimated useful life (5‑10 years) of the improvements, whichever is shorter.

See note 13(2) with respect of impairment charges in 2015.

Licenses and other intangible assets
f.	Licenses and other intangible assets

(1)	Licenses costs and amortization (see also note 1 (d)):

(a)
The licenses to operate cellular communication services were recognized at cost. Borrowing costs which served to finance the license fee - incurred until the commencement of utilization of the license - were capitalized to cost of the license.

(b)	Partner Land-line Communication solutions – limited partnership's license for providing fixed-line communication services is stated at cost.

(c)	012 Smile and its subsidiaries' licenses were recognized at fair value in a business combination as of the acquisition date of 012 Smile March 3, 2011.

The other licenses of the Group were received with no significant costs.

The licenses are amortized by the straight-line method over their useful lives (see note 1(d)) excluding any ungranted possible future extensions that are not under the Group's control. The amortization expenses are included in the cost of revenues.

(2)	Computer software:

Acquired computer software licenses are capitalized on the basis of the costs incurred to acquire and to bring to use the specified software.

Development costs, including employee costs, that are directly attributable to the design and testing of identifiable and unique software products controlled by the Group are recognized as intangible assets when the capitalization criteria under IAS 38 are met. Other development expenditures that do not meet the capitalization criteria, such as software maintenance, are recognized as an expenses as incurred.

Computer software costs are amortized over their estimated useful lives (3 to 10 years) using the straight-line method, see also note 11.

(3)	Customer relationships:

The Company has recognized as intangible assets customer relationships that were acquired in a business combination and recognized at fair value as of the acquisition date. Customer relationships are amortized to selling and marketing expenses over their estimated useful economic lives (5 to 10 years) based on the straight line method. See note 13(2) with respect of impairment charges in 2015.

(4)	012 Smile trade name:

Trade name was acquired in a business combination. In 2015, the Group decided to cease the usage of the "012 Smile" trade name in 2017.As a result the Group revised its expected useful life to end in 2017 as a change in accounting estimate. As a result the amortization expenses of the 012 Smile trade name increased by NIS 1 million, NIS 16 million, and NIS 6 million in 2015, 2016, 2017 respectively, see also notes 4(a)(2), and 13(2). As of December 31, 2017 the trade name was fully amortized.

(5)	Capitalization of contract costs according to IFRS15 (see note 2(n)):

According to IFRS 15 (see note 2(n)) incremental costs of obtaining contracts with customers are recognized as assets when the costs are incremental to obtaining the contracts, and it is probable that the Group will recover these costs, instead of recognizing these costs in the statement of income as incurred (mainly direct commissions paid to resellers and sales employees for sales and upgrades). The assets are amortized in accordance with the expected service period (mainly over 2-3 years), using the portfolio approach, see also note 4(a)(1). IFRS 15 also determines that direct costs of fulfilling a contract which the Group can specifically identify and which produce or improve the Group’s resources that are used for its future performance obligation (and it is probable that the Group will recover these costs) are recognized as assets (together: "contract costs"), see note 11. Contract costs that were recognized as assets are presented in the statements of cash flows as part of cash flows used in investing activities. Other costs incurred that would arise regardless of whether a contract with a customer was obtained are recognized as an expense when incurred.

Right Of Use (ROU)
g.	Right Of Use (ROU)

Right of use (ROU) of international fiber optic cables was acquired in a business combination, subsequent additions and right of use in PHI's assets are recognized at cost. The ROU with respect of fiber optic cables is presented as deferred expenses (current and non-current) and is amortized on a straight line basis over a period beginning each acquisition of additional ROU in this framework and until 2030 (including expected contractual extension periods). See also notes 12 and 17(4). See note 13(2) with respect to impairment charges to ROU in 2015 in an amount of NIS 76 million. Other costs of right to use PHI's assets are presented as deferred expenses and amortized on a straight line basis over the assets useful lives.

Goodwill
h.	Goodwill

Goodwill acquired in a business combination represents the excess of the consideration transferred over the net fair value of the identifiable assets acquired, and identifiable liabilities and contingent liabilities assumed. The goodwill has an indefinite useful economic life and is not subject to amortization; rather is measured at cost less accumulated impairment losses. For the purpose of impairment testing, goodwill is allocated to a group of CGUs under the fixed line segment that is expected to benefit from the synergies of the combination. The group of CGUs represents the lowest level within the entity which the goodwill is monitored for internal management purposes.

Goodwill impairment reviews are undertaken annually or more frequently if events or changes in circumstances indicate that the carrying amount may not be recoverable. Any impairment loss would be recognized for the amount by which the carrying amount of goodwill exceeded its recoverable amount. The recoverable amount is the higher of value-in-use and the fair value less costs to sell. Value-in-use is determined by discounting expected future cash flows using a pre-tax discount rate. Any impairment is recognized immediately as an expense and is not subsequently reversed. See also note 13(1) with respect to impairment tests.

Impairment of non-financial assets with finite useful economic lives
i.	Impairment of non-financial assets with finite useful economic lives

Assets that are subject to depreciation and amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If such indications exist an impairment loss is recognized for the amount by which the asset's carrying amount exceeds its recoverable amount. The recoverable amount is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets. If this is the case, recoverable amount is determined for the cash-generating unit (CGU) to which the asset belongs. The recoverable amount is the higher of an asset's fair value less costs to sell and value-in-use. Value-in-use is determined by discounting expected future cash flows using a pre-tax discount rate.

An impairment loss recognized in prior periods for an asset (or CGU) other than goodwill shall be reversed if, and only if, there has been a change in the estimates used to determine the asset's (or CGU's) recoverable amount since the last impairment loss was recognized. If this is the case, the carrying amount of the asset (or CGU) shall be increased to its recoverable amount. The increased carrying amount of an asset (or CGU) other than goodwill attributable to a reversal of an impairment loss shall not exceed the carrying amount that would have been determined (net of amortization or depreciation) had no impairment loss been recognized for the asset (or CGU) in prior years. A reversal of an impairment loss is recognized immediately in the statement of income.

The Group recorded in 2015 impairment charges of intangible assets, deferred expenses – right of use, and fixed assets, see note 13(2) and note 4(a)(2).

Financial instruments
j.	Financial instruments

The Group classifies its financial instruments in the following categories: (1) at fair value through profit or loss, (2) loans and receivables, and (3) liabilities at amortized cost. See note 6(c) as to classification of financial instruments to the categories.

Financial assets are classified as current if they are expected to mature within 12 months after the end of the reporting period; otherwise they are classified as non-current. Financial liabilities are included in current liabilities, except for maturities greater than 12 months after the end of the reporting period, which are classified as non-current liabilities.

Financial assets and liabilities are offset and the net amount reported in the statement of financial position when the Group has currently a legal enforceable right to offset the recognized amounts and has an intention to settle on a net basis or realize the asset and settle the liability simultaneously. The legal enforceable right must not be contingent on future events and must be enforceable in the normal course of business and in the event of default, insolvency or bankruptcy of the company or the counterparty.

(1)	Financial instruments at fair value through profit or loss category:

Gains or losses arising from changes in the fair value of derivative financial instruments are presented in the income statement within "finance costs, net" in the period in which they arise. These financial instruments are classified into 2 levels based on their valuation method (see also note 6(c)):

Level 1:          quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2:          inputs other than quoted prices included within level 1 that are observable for the assets or liabilities, either directly (as prices) or indirectly (derived from prices).

(2)	Loans and receivables category:

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. Loans and receivables are recognized initially at fair value and subsequently measured at amortized costs using the effective interest method, less any impairment loss. Cash and cash equivalents are highly liquid investments, which include short-term bank deposits (up to 3 months from date of deposit) that are not restricted as to withdrawal or use.

The Group assesses at the end of each reporting period whether there is objective evidence that a financial asset or group of financial assets is impaired. The amount of the loss is measured as the difference between the asset's carrying amount and the present value of estimated cash flows discounted at the financial asset's original effective interest rate. The carrying amount of the asset is reduced and the amount of the loss is recognized in the consolidated income statement. Trade receivables are presented net of allowance for doubtful accounts. Individual receivables which are known to be uncollectable are written off by reducing the carrying amount directly. The other receivables are assessed collectively. For these receivables the allowance is determined based on percentage of doubtful debts in collection, considering the likelihood of recoverability based on the age of the balances, the historical write-off experience net of recoveries, changes in the credit worthiness, and collection trends.

Financial assets are derecognized when the rights to receive cash flows from the assets have expired or have been transferred and the Group has transferred substantially all risks and rewards of ownership of the assets. The Group factored trade receivables resulting from sales of equipment by credit cards. The factoring was on a non-recourse basis. The factoring of accounts receivable was recorded by the Company as a sales transaction. The results of the factoring transaction were charged to financial income and expenses on the settlement date, see also note 7(a).

(3)	Financial liabilities and borrowings at amortized cost category:

Financial liabilities at amortized cost are non-derivative financial instruments with fixed or determinable payment, including trade payables. Financial liabilities at amortized cost are recognized initially at fair value, net of transaction costs, and subsequently measured at amortized costs using the effective interest method. See also note 15.

The Group revised its estimates of payments with respect to long term borrowings L and K due to early repayments (see note 15 (5)), therefore the Group adjusted the carrying amount of the financial liabilities to reflect the actual and revised estimated cash flows. The Group recalculated the carrying amount by computing the present value of estimated future cash flows at the financial instrument's original effective interest rate. The adjustment was recognized in profit or loss as interest expense of NIS 18 million for 2017.

Employee benefits
k.	Employee benefits

(i)	Post-employment benefits

1.	Defined contribution plan

According to Section 14 of the Israeli Severance Pay Law the Group's liability for some of the employee rights upon retirement is covered by regular contributions to various pension schemes. The schemes are generally funded through payments to insurance companies or trustee-administered funds. These plans are defined contribution plans, since the Group pays fixed contributions into a separate and independent entity. The Group has no legal or constructive obligations to pay further contribution if the fund does not hold sufficient assets to pay all employees the benefit relating to employee service in the current or prior periods. The amounts funded as above are not reflected in the statement of financial position. Obligations for contributions to defined contribution pension plans are recognized as an expense in the statement of income when they are due.

2.	Defined benefit plan

Labor laws, agreements and the practice of the Group, require paying retirement benefits to employees dismissed or retiring in certain other circumstances (except for those described in 1 above), measured by multiplying the years of employment by the last monthly salary of the employee (i.e. one monthly salary for each year of tenure), the obligation of the Group to pay retirement benefits is treated as a defined benefit plan.

The liability recognized in the statement of financial position in respect of the defined benefit plan is the present value of the defined benefit obligation at end of the reporting period less the fair values of plan assets.

The defined benefit obligation is calculated annually by independent actuaries using the projected unit credit method. According to IAS 19 employee benefits, the present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using interest rates of deep market for high-quality corporate bonds.

Remeasurement gains and losses arising from experience adjustments and changes in actuarial assumptions are charged or credited to equity in other comprehensive income in the period in which they arise. Interest costs in respect of the defined benefit plan are charged or credited to finance costs.

(ii)	Termination benefits

Termination benefits are payable when employment is terminated by the Group before the normal retirement date, or whenever an employee accepts voluntary redundancy in exchange for these benefits. The Group recognizes termination benefits when it is demonstrably legally or constructively committed either: terminating the employment of current employees according to a detailed formal plan without possibility of withdrawal; or providing termination benefits as a result of an offer made to encourage voluntary redundancy.

(iii)	Short term employee benefits

1.	Vacation and recreation benefits

The employees are legally entitled to vacation and recreation benefits, both computed on an annual basis. This entitlement is based on the term of employment. This obligation is treated as a short term benefit under IAS 19. The Group charges a liability and expense due to vacation and recreation pay, based on the benefits that have been accumulated for each employee, on an undiscounted basis.

2.	Profit-sharing and bonus plans

The Group recognizes a liability and an expense for bonuses based on consideration of individual performance and the Group's overall performance. The Group recognizes a provision where contractually obliged or where there is a past practice that has created a constructive obligation.

3.	Other short term benefits

The Group recognized expenses for other short term benefits provided by the collective employment agreement (see note 28).

Share based payments
l.	Share based payments

The Group operates an equity-settled share-based compensation plan, under which the Group receives services from employees as consideration for equity instruments of the Group. The fair value of the employee services received in exchange for the grant of the equity instruments is recognized as an expense. The total amount to be expensed is determined by reference to the fair value of the equity instruments granted, at the grant date. Non-market vesting conditions are included among the assumptions used to estimate the number of options expected to vest. The total expense is recognized during the vesting period, which is the period over which all of the specified vesting conditions of the share-based payment are to be satisfied. At the end of each reporting period, the Group revises its estimates of the number of equity instruments that are expected to vest based on the vesting conditions, and recognizes the impact of the revision of original estimates, if any, in the statement of income, with corresponding adjustment to accumulated earnings.

The proceeds received net of any directly attributable transactions costs are credited to share capital and capital surplus when the equity instruments are exercised.

Provisions
m.	Provisions

Provisions are recognized when the Group has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources will require settling the obligation, and the amount has been reliably estimated, See note 14.

(1)
In the ordinary course of business, the Group is involved in a number of lawsuits and litigations. The costs that may result from these lawsuits are only accrued for when it is probable that a liability, resulting from past events, will be incurred and the amount of that liability can be quantified or estimated within a reasonable range. The amount of the provisions recorded is based on a case-by-case assessment of the risk level, and events arising during the course of legal proceedings that may require a reassessment of this risk, and where applicable discounted at a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the liability. The Group's assessment of risk is based both on the advice of legal counsel and on the Group's estimate of the probable settlements amount that are expected to be incurred, if any. See also note 20.

(2)
The Company is required to incur certain costs in respect of a liability to dismantle and remove assets and to restore sites on which the assets were located. The dismantling costs are calculated according to best estimate of future expected payments discounted at a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the liability. The increase in the provision due to the passage of time is recognized as finance costs.

(3)
Provisions for equipment warranties include obligations to customers in respect of equipment sold. Where there are a number of similar obligations, the likelihood that an outflow will be required in a settlement is determined by considering the class of obligations as a whole. A provision is recognized even if the likelihood of an outflow with respect to any item included in the same class of obligations may be small.

(4)	Group's share in provisions recognized by PHI is recognized to the extent probable that the Group will be required to cover, see also note 9.

Revenues
n.	Revenues

Early adoption of IFRS 15 Revenue from Contracts with Customers – change in accounting policy:
In the third quarter of 2017 the Group has early adopted (the standard is effective from January 1, 2018, earlier application is permitted) with a date of initial application of January 1, 2017 (the transition date) IFRS 15, Revenue from Contracts with Customers, and its clarifications ("IFRS 15", "The Standard") using the cumulative effect approach, which effect was immaterial as of the transition date. The standard outlines a single comprehensive model of accounting for revenue arising from contracts with customers and supersedes IAS 18, Revenue, and IAS 11, Construction contracts (the "previous standards"). The model includes five steps for analyzing transactions so as to determine when to recognize revenue and at what amount:

1)	Identifying the contract with the customer.
2)	Identifying separate performance obligations in the contract.
3)	Determining the transaction price.
4)	Allocating the transaction price to separate performance obligations.
5)	Recognizing revenue when the performance obligations are satisfied.

In accordance with the model, the Group recognizes revenue when it satisfies performance obligations by transferring control over the goods or services to the customers. Revenue is measured based on the consideration that the Group expects to receive for the transfer of the goods or services specified in a contract with the customer, taking into account rebates and discounts, excluding amounts collected on behalf of third parties, such as value added taxes. The transaction price is also adjusted for the effects of the time value of money if the contract includes a significant financing component (such as sales of equipment with non-current credit arrangements, mainly in 36 monthly installments) and for any consideration payable to the customer. With respect to sales that constitute a revenue arrangement with multiple performance obligations, the transaction price is allocated to separate performance obligations based of their relative stand-alone selling prices, see also note 4(b)(2).

The performance obligations are separately identifiable where the customer can benefit from the good or service on its own or together with other resources that are readily available to the customer and the Group’s promise to transfer the good or service to the customer is separately identifiable from other promises in the contract. The performance obligations are mainly  services, equipment and options to purchase additional goods or services that provide a material right to the customer. Revenues from services and from providing rights to use the Group's assets, (see note 1(b)) (either month-by-month or long term arrangements) are recognized over time, as the services are rendered to the customers, and all other revenue recognition criteria are met. Revenue from sale of equipment (see note 1(b)) is recognized at a point of time when the control over the equipment is transferred to the customer (mainly upon delivery) and all other revenue recognition criteria are met.

The Group determines whether it is acting as a principal or as an agent. The Group is acting as a principal if it controls a promised good or service before they are transferred to a customer. Indicators for acting as a principal include: (1) the Group is primarily responsible for fulfilling the promise to provide the specified good or service, (2) the Group has inventory risk in the specified good or service and (3) the Group has discretion in establishing the price for the specified good or service. On the other hand, the Group is acting as an agent or an intermediary, if these criteria are not met. When the Group is acting as an agent, revenue is recognized in the amount of any fee or commission to which the Group expects to be entitled in exchange for arranging for the other party to provide its goods or services. A Group’s fee or commission might be the net amount of consideration that the Group retains after paying the other party the consideration received in exchange for the goods or services to be provided by that party. The Group determined that it is acting as an agent in respect of certain content services provided by third parties to customers; therefore the revenues recognized from these services are presented on a net basis in the statement of income.

The application of IFRS 15 did not have a material effect on the measurement and timing of the Group’s revenue in the reporting period, compared to the provisions of the previous standards.

Capitalization of contract costs resulted in a significant impact from the adoption, see below.

Transition to the new revenue recognition model:
The Group applied IFRS 15 using the cumulative effect approach as from the transition date, without a restatement of comparative figures. As part of the initial implementation of IFRS 15, the Group has chosen to apply the expedients in the transitional provisions, according to which the cumulative effect approach is applied only for contracts not yet complete at the transition date, and therefore there is no change in the accounting treatment for contracts completed at the transition date. The Group also applied the practical expedient of examining the aggregate effect of contracts changes that occurred before the transition date, instead of examining each change separately. Contracts that are renewed on a monthly basis and may be cancelled by the customer at any time, without penalty, were considered completed contracts at the transition date. The transition resulted in an immaterial amount on the statement of financial position as of the transition date, as the cumulative effect as of the transition date was immaterial.

Other practical expedients implemented:
The Group applies IFRS 15 practical expedient to the revenue model to a portfolio of contracts with similar characteristics if the Group reasonably expects that the financial statement effects of applying the model to the individual contracts within the portfolio would not differ materially.

The Group applies a practical expedient in the standard and measures progress toward completing satisfaction of a performance obligation and recognizes revenue based on billed amounts if the Group has a right to invoice a customer at an amount that corresponds directly with its performance to date; for which, or where the original expected duration of the contract is one year or less,  the group also applies the practical expedient in the standard and does not disclose the transaction price allocated to unsatisfied, or partially unsatisfied, performance obligations, such as constrained variable consideration.

The Group applies a practical expedient in the standard and does not adjust the transaction price for the effects of a significant financing component if, at contract inception, the Group expects the period between customer payment and the transfer of goods or services to be one year or less  (see note 23 – unwinding of trade receivables and note 7(a)).

The Group applies in certain circumstances where the customer has a material right to acquire future goods or services and those goods or services are similar to the original goods or services in the contract and are provided in accordance with the same terms of the original contract, a practical alternative to estimating the stand-alone selling price of the customer option, and instead allocates the transaction price to the optional goods or services by reference to the goods or services expected to be provided and the corresponding expected consideration.

Recognition of receivables:
A receivable is recognized when the control over the goods or services is transferred to the customer, and the consideration is unconditional because only the passage of time is required before the payment is due. See note 7 and also note 6(a)(3) regarding trade receivables credit risk.

Recognition of contract assets and contract liabilities:
A contract asset is a Group’s right to consideration in exchange for goods or services that the entity has transferred to a customer when that right is conditioned on something other than the passage of time (for example, the Group’s future performance).

A contract liability is a Group’s obligation to transfer goods or services to a customer for which the entity has received consideration (or the amount is due) from the customer; therefore the Group records contract liabilities for payments received in advance for services, such as transmission services and pre-paid calling cards, as deferred revenues until such related services are provided.

Capitalization of contract costs:
The main effect of the Group’s application of IFRS 15 is the accounting treatment for the incremental costs of obtaining contracts with customers, which in accordance with IFRS 15, are recognized as assets under certain conditions, see notes 2(f)(5), 11.

Under the previous accounting policy these costs were not capitalized, and instead, subsidies, in some cases, of sales of handsets to end subscribers at a price below its cost, securing a fixed-term service contract were capitalized as subscriber acquisition and retention costs (SARC costs). SARC costs were eliminated upon the transition to IFRS 15, see note 11.

Use of judgments and estimates:
Implementation of the accounting policy described above requires management to exercise discretion in estimates and judgments, see notes 4(a)(1) and 4(b)(2).

See additional information with respect to revenues in note 22(a).

The tables below summarize the effects of IFRS 15 on the consolidated statement of financial position as at December 31, 2017 and on the consolidated statements of income and cash flows for the year then ended. See disaggregation of revenues and additional information in note 22(a).

Effect of change on consolidated statement of financial position:

		New Israeli Shekels in millions
		As of December 31, 2017
	note	Previous accounting policy	Effect of change	According to IFRS15 as reported
Current assets - other receivables and prepaid expenses - Contract assets		-	2	2
Non-current assets - Costs to obtain contracts recognized in intangible assets, net – non-current assets	11, 2(f)(5)	-	71	71
Deferred income tax asset	25	71	(16)	55
Current liabilities - other deferred revenues – Contract liabilities	22	36	4	40
Non-current liabilities – other non-current liabilities – Contract liabilities	22	6	-	6
Deferred revenues from Hot Mobile – Contract liabilities (current and non-current)	22	195	-	195
Equity		1,381	53	1,434

Effect of change on consolidated statement of income:

	New Israeli Shekels In millions (except per share data)
	Year ended December 31, 2017
	Previous accounting policy	Effect of change	According to IFRS15 as reported
Revenues	3,270	(2)	3,268
Selling and marketing expenses	340	(71)	269
Operating profit	246	69	315
Profit before income tax	66	69	135
Income tax expenses	5	16	21
Profit for the year	61	53	114

Depreciation and amortization expense	567	13	580
Basic earnings per share	0.38	0.32	0.70
Diluted earnings per share	0.37	0.32	0.69

Effect of change on consolidated statement cash flows:

	New Israeli Shekels in millions
	Year ended December 31, 2017
	Previous accounting policy	Effect of change	According to IFRS15 as reported
Net cash provided by operating activities	897	76	973
Net cash provided by (used in) investing activities	4	(76)	(72)

Leases
o.	Leases

Leases in which a significant portion of the risks and rewards of ownership are retained by the lessor are classified as operating leases. Payments made under operating leases (net of any incentives received from lessor) are charged to income statements on a straight-line basis over the lease term, including extending options which are reasonably certain.

Tax expenses
p.	Tax expenses

The tax expense for the period comprises current and deferred tax. Tax is recognized in the income statement except to the extent that it relates to items recognized in other comprehensive income or directly in equity. In this case, the tax is also recognized in other comprehensive income or directly in equity, respectively.

The current income tax charge is calculated on the basis of the tax laws enacted or substantially enacted as of the end of the reporting period. Management periodically evaluates positions taken with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is recognized on temporary differences arising between that tax bases of assets and liabilities and their carrying amounts in the financial statements. However, deferred tax liabilities are not recognized if they arise from initial recognition of goodwill. Deferred income tax is determined using the tax rates (and laws) that have been enacted or substantially enacted by the end of the reporting period and are expected to apply when the related deferred income tax is realized or the deferred income tax liability is settled. Deferred income tax assets are recognized only to the extent that it is probable that future taxable profit will be available against which the temporary differences can be utilized. Deferred income tax assets are presented as non-current, see also note 25.

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred income taxes assets and liabilities relate to income taxes levied by the same taxation authority on the same taxable entity where there is an intention to settle the balances on a net basis.

Share capital
q.	Share capital

Ordinary shares are classified as equity.

Company's shares acquired by the Company (treasury shares) are presented as a reduction of equity, at the consideration paid, including any incremental attributable costs, net of tax. Treasury shares do not have a right to receive dividends or to vote. See also note 21(a)

Earnings Per Share (EPS)
r.	Earnings Per Share (EPS)

Basic earnings per share is calculated by dividing the profit attributable to equity holders of the Company by the weighted average number of ordinary shares in issue during the year excluding ordinary shares purchased by the Company and held as treasury shares.

Diluted earnings per share is calculated by adjusting the weighted average number of ordinary shares outstanding to assume exercise of all dilutive potential ordinary shares. The instruments that are potential dilutive ordinary shares are equity instruments granted to employees, see note 21(b). A calculation is done to determine the number of shares that could have been acquired at fair value (determined as the average annual market share price of the company's shares) based on the monetary value of the subscription rights attached to outstanding share options. The number of shares calculated as above is compared with the number of shares that would have been issued assuming the exercise of the share options (see note 27).